UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

Bank of South Carolina Corporation

(Exact name of Registrant as Specified in Its Charter)

South Carolina	0-27702	57-1021355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 Meeting Street
Charleston, South Carolina		29401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (843)724-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	BKSC	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 26, 2023, Bank of South Carolina Corporation (the "Company") and the Company’s wholly owned subsidiary, The Bank of South Carolina (the “Bank”) announced that Fleetwood S. Hassell will begin preparing for his transition into retirement from his position as President and Chief Executive Officer of both the Company and the Bank. Mr. Hassell plans to retire on September 30, 2023. Mr. Hassell has been with the Bank since its organization in 1986 and has served as President & Chief Executive Officer since 2012. Mr. Hassell has served on the Board of Directors of the Bank and the Company since 2006 and will continue to do so after his retirement if reelected by the shareholders. Mr. Hassell’s decision to retire from the Company and the Bank is the result of his decision to retire at the age of 64, and did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Effective October 1, 2023, Executive Vice President and Chief Financial Officer Eugene H. Walpole, IV will be promoted to the position of President and Chief Executive Officer of both the Company and the Bank. Mr. Walpole, age 38, currently holds the position of Executive Vice President and Chief Financial Officer of both the Company and the Bank, a position that he has held since 2016. Mr. Walpole has been with the Bank since 2012. Mr. Walpole will continue to hold the position of Chief Financial Officer until a successor is named. Mr. Walpole does not have any family relationships with current members or nominees of the Board of Directors and there have been no related person transactions between Mr. Walpole and the Company that are reportable under Item 404(a) of Regulation S-K.

For further information, reference is made to the Company’s press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated January 26, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of South Carolina Corporation (Registrant)

Date:	January 26, 2023	By:	/s/Eugene H. Walpole, IV
Eugene H. Walpole, IV Chief Financial Officer Executive Vice President